Inventories	12 Months Ended
Dec. 31, 2017
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Inventories
12.	Inventories

	December 31, 2017	December 31, 2016
Raw materials	15,050	13,666
Work in progress	6,990	5,654
Finished goods and goods for resale	15,950	15,907

Total inventories at the lower of cost and net realizable value	37,990	35,227

During 2017, RUB 470 million (2016: RUB 364 million, 2015: RUB 1,003 million) was recognised as an expense within cost of sales for inventories carried at net realisable value. The amount of inventories recognised as an expense during the period was RUB 102,613 million for 2017 (2016: RUB 95,019 million, 2015: RUB 100,577 million).